UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-31223	41-1771227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W., Rochester, Minnesota 55901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 16, 2006, Pemstar Inc. (the “Company”) and Benchmark Electronics, Inc., a Texas corporation (“Parent”), and its wholly-owned subsidiary, Autobahn Acquisition Corp., a Minnesota corporation (“Sub”, together with Parent and affiliates of Parent, individually, a “Counterparty”, collectively, “Counterparties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Sub will merge (the “Merger”) with and into the Company, with the Company being the surviving corporation in the Merger.

On December 19, 2006, the Company entered into Amendment No. 2 (“Amendment No. 2”) to the Rights Agreement, dated as of August 11, 2000, between the Company and Wells Fargo Bank Minnesota, N.A., as Rights Agent, as amended as of May 8, 2002 (the “Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in Amendment No. 2, a copy of which is filed herewith as Exhibit 4.1.

Amendment No. 2 amends the definition of “Acquiring Person” and “Principal Party” in the Rights Agreement to provide that the acquisition of the Common Shares of the Company by the Counterparties in accordance with the Merger Agreement will not result in the Counterparties being deemed Acquiring Persons or Principal Parties pursuant to the Rights Agreement.

Amendment No. 2 amends the definition of “Final Expiration Date” to immediately prior to the effective time of the Merger.

The foregoing description of the Rights Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended.

Item 3.03. Material Modification to Rights of Security Holders

The disclosure contained in Item 1.01 of this report is incorporated herein by reference.

Item 8.01. Other Events.

The disclosure contained in Item 1.01 of this report is incorporated herein by reference.

* * *

ADDITIONAL INFORMATION

This communication may be deemed to be a solicitation of a proxy from any security holder of Pemstar Inc. Benchmark Electronics, Inc. has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a proxy statement of Pemstar Inc. that also constitutes a prospectus of Benchmark Electronics, Inc., which has been sent to the shareholders of Pemstar Inc. Shareholders are urged to read the proxy statement/prospectus and any other relevant document, because they will contain important information about Benchmark Electronics, Inc., Pemstar Inc. and the proposed transaction. A definitive proxy statement has been sent to shareholders of Pemstar Inc. seeking approval of the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Pemstar Inc., upon written request to Pemstar Inc., 3535 Technology Drive, N.W., Rochester, Minnesota 55901, or by calling (507) 535-4104.

PARTICIPANTS IN THE PROPOSED TRANSACTION

Pemstar Inc. and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pemstar Inc. may be found in its 2006 Annual Report on Form 10-K filed with the SEC on June 23, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on June 30, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the proxy statement/prospectus regarding the proposed transaction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number:	Description of Exhibit:
4.1	Amendment No. 2 to the Rights Agreement, dated as of December 19, 2006, between Pemstar Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent.*

*	Incorporated by reference to the exhibit to Form 8-A/A filed December 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

December 19, 2006	PEMSTAR INC.

By:	/s/ Greg S. Lea
Gregory S. Lea, Executive Vice President and Chief Financial Officer